Exhibit 10.1

WAIVER

THIS WAIVER (this “Waiver”) dated as of July 23, 2008 to the Credit Agreement referenced below is by and among Epicor Software Corporation, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of December 16, 2007 among Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested a waiver under the Credit Agreement and the Required Lenders have agreed to the requested waiver on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Waiver. The Required Lenders hereby waive any Default or Event of Default arising solely out of the Borrower’s failure to comply with Section 8.11(a) of the Credit Agreement (Consolidated Total Leverage Ratio) as of the end of the fiscal quarter ended June 30, 2008, provided that the Consolidated Total Leverage Ratio as of the end of the fiscal quarter ended June 30, 2008 shall not be greater than 4.30:1.0.

3. Conditions Precedent. This Waiver shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) the execution of this Waiver by the Loan Parties and the Required Lenders; and

(b) the payment by the Borrower to the Administrative Agent, for the account of each Lender that executes this Waiver by 5:00 pm Pacific time on July 23, 2008 (each an “Approving Lender”), of a work fee equal to $10,000 for each Approving Lender.

4. Reaffirmation of Obligations. Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Waiver, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

5. Reaffirmation of Security Interests. Each of the Loan Parties (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Waiver shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

6. No Other Changes. This Waiver is a one-time waiver and does not modify or otherwise affect the Borrower’s obligations to comply with Section 8.11(a) of the Credit Agreement or any other provision of the Credit Agreement in any other instance. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7. Counterparts; Delivery. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Waiver to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Waiver by facsimile or other electronic imaging means shall be effective as an original.

8. Governing Law. This Waiver shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

BORROWER:	EPICOR SOFTWARE CORPORATION, a Delaware corporation

	By:	/s/ Vincent Lowder
	Name:	Vincent Lowder
	Title:	Vice President, Assistant Treasurer

GUARANTORS:	CRS RETAIL TECHNOLOGY GROUP, INC., a Utah corporation
CRS RETAIL SYSTEMS, INC., a New York corporation

	By:	/s/ Vincent Lowder
	Name:	Vincent Lowder
	Title:	Vice President, Assistant Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Charles D. Graber
	Name:	Charles D. Graber
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Fred L. Thorne
	Name:	Fred L. Thorne
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Raed Y. Alfayoumi
	Name:	Raed Y. Alfayoumi
	Title:	Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ Samantha Marks
	Name:	Samantha Marks
	Title:	Vice President

HSBC BANK USA, N.A.

	By:	/s/ Andrew W. Hietala
	Name:	Andrew W. Hietala
	Title:	First Vice President

[Signature Pages Continue on Next Page]

COMERICA BANK

By:	/s/ Gary Reagan
Name:	Gary Reagan
Title:	Senior Vice President

CITIBANK, N.A.

By:	/s/ Doug Bontemps
Name:	Doug Bontemps
Title:	Vice President

CALIFORNIA BANK & TRUST

By:	/s/ Ursula St. Geme
Name:	Ursula St. Geme
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Lance Zediker
Name:	Lance Zediker
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

CITY NATIONAL BANK

By:	/s/ Peter Paulsson
Name:	Peter Palsson
Title:	Vice President

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ Riley Marshall
Name:	Riley Marshall
Title:	Vice President